EXHIBIT 99.5
MAMMOTH ENERGY SERVICES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

MAMMOTH ENERGY SERVICES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

On June 5, 2017, the Company acquired, through its wholly owned subsidiary Mammoth Energy Partners LLC ("Mammoth Partners LLC"), all outstanding membership interests in Sturgeon Acquisitions LLC, a Delaware limited liability company ("Sturgeon"), Stingray Energy Services LLC, a Delaware limited liability company ("Stingray Energy"), and Stingray Cementing LLC, a Delaware limited liability company ("Stingray Cementing") (collectively, the “Targets”) for aggregate consideration consisting of 7,000,000 shares (the “Stock Consideration”) of the Company’s common stock, par value $0.01 per share (collectively, the “Transaction”).

The unaudited pro forma condensed consolidated financial statements have been prepared to show the effect of the acquisition of Stingray Energy and Stingray Cementing (together, “Stingray”) and Sturgeon on the Company's consolidated results of operations and financial position for the periods and as of the dates indicated.

Sturgeon and the Company are under common control and it is required under accounting principles generally accepted in the United States of America ("US GAAP") to account for this common control acquisition in a manner similar to the pooling of interest method of accounting. The acquisition of Stingray (the "Stingray Acquisition") is being accounted for by application of the acquisition method in accordance with FASB ASC 805, Business Combinations. Under the acquisition method, assets acquired and liabilities assumed in connection with the acquisition are generally recorded at their fair values as of the effective date of the acquisition.

The unaudited pro forma condensed consolidated financial statements, in the instance of Sturgeon, have been prepared as if the Transaction occurred on September 13, 2014, in the case of the unaudited pro forma condensed consolidated statements of comprehensive (loss) income for the years ended December 31, 2016, 2015 and 2014 and the three months ended March 31, 2017. The unaudited pro forma condensed consolidated financial statements, in the instance of Stingray Energy and Stingray Cementing, have been prepared as if the Transaction occurred on January 1, 2016, in the case of the unaudited pro forma condensed consolidated statements of comprehensive (loss) income for the years ended December 31, 2016 and the three months ended March 31, 2017. The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Transaction occurred on March 31, 2017. The unaudited pro forma condensed consolidated financial statements have also been prepared based on certain pro forma adjustments, as described in Note 2—Pro forma adjustments and are qualified in their entirety by reference to and should be read in conjunction with: (i) Stingray's historical financial statements and notes thereto included in this Report; (ii) Sturgeon's historical financial statements and notes thereto included in this Report and (iii) the Company’s historical financial statements and notes thereto included in its reports filed with the Securities and Exchange Commission under the Securities Act of 1934, as amended.

The pro forma adjustments reflected in the pro forma condensed consolidated financial statements are based upon currently available information and certain assumptions and estimates that the Company’s management considers to be reasonable. The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what our actual results of operations or our financial position would have been had the Transactions occurred on the respective dates assumed, nor is it indicative of our future operating results or financial position.

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2017
(Unaudited)

				Pro Forma Adjustments
ASSETS	Mammoth	Stingray	Sturgeon	Stingray	Sturgeon		Mammoth
	Historical	(A)	(B)	Adjustments	Adjustments		Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$12,278,120	$1,417,510	$649,122	$(7,214,780)	$—	a, b	$7,129,972
Accounts receivable, net	24,973,332	743,062	639,174	—	—		26,355,568
Receivables from related parties	33,141,299	8,077,607	4,259,995	(2,274,135)	(4,967,907)	c, d	38,236,859
Inventories	4,922,627	310,141	1,174,944	—	—		6,407,712
Prepaid Expenses	3,402,022	123,978	157,409	(15,211)	—	a	3,668,198
Other current assets	1,182,058	—	—	—	—		1,182,058
Total current assets	79,899,458	10,672,298	6,880,644	(9,504,126)	(4,967,907)		82,980,367

Property, plant and equipment, net	244,021,697	14,581,419	20,705,745	6,597,144	—	e	285,906,005
Sand reserves, net	—	—	55,365,025	—	—		55,365,025
Intangible assets, net - customer relationships	13,859,772	—	—	1,140,000	—		14,999,772
Intangible assets, net - trade names	5,439,307	—	—	820,000	—		6,259,307
Goodwill	86,043,148	—	2,683,727	10,168,738	—	e	98,895,613
Other non-current assets	5,239,582	6,995	252,296	(6,995)	(255,398)	a	5,236,480
Total assets	$434,502,964	$25,260,712	$85,887,437	$9,214,761	$(5,223,305)		$549,642,569

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$37,237,976	$4,258,074	$3,099,594	$—	$—		$44,595,644
Payables to related parties	4,921,129	1,866,873	707,912	(2,274,135)	(4,967,907)	c, f, g	253,872
Accrued expenses and other current liabilities	8,825,877	439,884	386,021	—	—		9,651,782
Income taxes payable	—	—	—	—	—	h	—
Current maturities of long-term debt	—	2,878,403	—	(2,878,403)	—	b	—
Total current liabilities	50,984,982	9,443,234	4,193,527	(5,152,538)	(4,967,907)		54,501,298

Long-term debt	—	4,336,377	—	(4,336,377)	—	b	—
Deferred income taxes	43,881,012	—	—	4,444,845	4,010,883	h	52,336,740
Other liabilities	2,733,863	—	—	—	—		2,733,863
Total liabilities	97,599,857	13,779,611	4,193,527	(5,044,070)	(957,024)		109,571,901

EQUITY
Equity:
Common stock	375,000	—	—	13,925	56,075	i	445,000
Additional paid in capital	400,775,752	—	—	25,748,213	77,371,554	i	503,895,519
Member's equity	—	11,481,101	81,693,910	(11,481,101)	(81,693,910)	i	—
Accumulated Deficit	(61,259,392)	—	—	(22,206)	—	b, h	(61,281,598)
Accumulated other comprehensive loss	(2,988,253)	—	—	—	—		(2,988,253)
Total equity	336,903,107	11,481,101	81,693,910	14,258,831	(4,266,281)		440,070,668
Total liabilities and equity	$434,502,964	$25,260,712	$85,887,437	$9,214,761	$(5,223,305)		$549,642,569

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
THREE MONTHS ENDED MARCH 31, 2017
(Unaudited)

				Pro Forma Adjustments
	Mammoth	Stingray	Sturgeon	Stingray	Sturgeon		Mammoth
	Historical	(A)	(B)	Adjustments	Adjustments		Pro Forma
REVENUE
Services revenue	$27,091,882	$581,701	$—	$—	$—		$27,673,583
Services revenue - related parties	33,132,571	8,407,129	—	(281,571)	(170,914)	c, d	41,087,215
Product revenue	2,615,209	—	756,854	—	—		3,372,063
Product revenue - related parties	11,576,151	—	7,618,808	—	(7,654,540)	c, d	11,540,419
Total Revenue	74,415,813	8,988,830	8,375,662	(281,571)	(7,825,454)		83,673,280

COST AND EXPENSES
Services cost of revenue	45,460,804	7,967,874	—	—	—	c, f, g	53,428,678
Services cost of revenue - related parties	494,345	44,206	—	(281,571)	(64,428)	c, f, g	192,552
Product cost of revenue	5,376,897	—	7,230,368	—	—	c, f, g	12,607,265
Product cost of revenue - related parties	7,554,380	—	206,646	—	(7,761,026)	c, f, g	—
Selling, general and administrative	5,844,093	133,316	235,811	251,220	332,640	c, f, g	6,797,080
Selling, general and administrative - related parties	377,717	252,814	279,177	(251,220)	(332,640)	c, f, g	325,848
Depreciation and amortization	16,893,777	1,254,491	343,474	375,416	—	e	18,867,158
Impairment of long-lived assets	—	—	—	—	—		—
Total cost and expenses	82,002,013	9,652,701	8,295,476	93,845	(7,825,454)		92,218,581
Operating (loss) income	(7,586,200)	(663,871)	80,186	(375,416)	—		(8,545,301)

OTHER (EXPENSE) INCOME
Interest expense	(286,338)	(71,140)	(110,846)	8,941	51,080	b	(408,303)
Other, net	(170,041)	—	(14,105)	—	—		(184,146)
Total other expense	(456,379)	(71,140)	(124,951)	8,941	51,080		(592,449)
Loss before income taxes	(8,042,579)	(735,011)	(44,765)	(366,475)	51,080		(9,137,750)
Provision for income taxes	(3,106,065)	—	—	(302,596)	(17,636)	h	(3,426,297)
Net (loss) income	$(4,936,514)	$(735,011)	$(44,765)	$(63,879)	$68,716		$(5,711,453)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	228,110	—	—	—	—		228,110
Comprehensive (loss) income	$(4,708,404)	$(735,011)	$(44,765)	$(63,879)	$68,716		$(5,483,343)

Net loss per share (basic and diluted) (Note 3)							$(0.13)
Weighted average number of shares outstanding (Note 3)							44,500,000

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS
YEAR ENDED DECEMBER 31, 2016
(Unaudited)

				Pro Forma Adjustments
	Mammoth	Stingray	Sturgeon	Stingray	Sturgeon		Mammoth
	Historical	(A)	(B)	Adjustments	Adjustments		Pro Forma
REVENUE
Services revenue	$89,642,899	$2,873,700	$—	$—	$—		$92,516,599
Services revenue - related parties	107,599,378	21,544,441	—	(758,696)	(452,378)	c, d	127,932,745
Product revenue	5,433,141	—	2,619,304	—	—		8,052,445
Product revenue - related parties	28,323,303	—	24,853,721	—	(27,393,771)	c, d	25,783,253
Total Revenue	230,998,721	24,418,141	27,473,025	(758,696)	(27,846,149)		254,285,042

COST AND EXPENSES
Services cost of revenue	139,807,987	21,920,807	—	473,172	244,853	c, f, g	162,446,819
Services cost of revenue - related parties	5,575,092	507,895	—	(1,231,868)	(4,511,861)	c, f, g	339,258
Product cost of revenue	7,577,660	—	24,096,338	—	228,223	c, f, g	31,902,221
Product cost of revenue - related parties	20,589,170	—	3,220,649	—	(23,807,364)	c, f, g	2,455
Selling, general and administrative	15,836,165	567,074	781,536	722,105	672,922	c, f, g	18,579,802
Selling, general and administrative - related parties	894,810	733,995	536,004	(722,105)	(672,922)	c, f, g	769,782
Depreciation and amortization	69,910,858	4,896,620	2,404,540	1,558,774	—	e	78,770,792
Impairment of long-lived assets	1,870,885	—	—	—	—		1,870,885
Total cost and expenses	262,062,627	28,626,391	31,039,067	800,078	(27,846,149)		294,682,014
Operating loss	(31,063,906)	(4,208,250)	(3,566,042)	(1,558,774)	—		(40,396,972)

OTHER (EXPENSE) INCOME
Interest expense	(3,711,457)	(292,061)	(384,725)	(10,907)	(306,477)	b	(4,705,627)
Other, net	252,239	(33,409)	(94,066)	—	—		124,764
Total other expense	(3,459,218)	(325,470)	(478,791)	(10,907)	(306,477)		(4,580,863)
Loss before income taxes	(34,523,124)	(4,533,720)	(4,044,833)	(1,569,681)	(306,477)		(44,977,835)
Provision for income taxes	53,884,871	—	—	2,067,856	3,238,079	h	59,190,806
Net loss	$(88,407,995)	$(4,533,720)	$(4,044,833)	$(3,637,537)	$(3,544,556)		$(104,168,641)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	2,710,605	—	—	—	—		2,710,605
Comprehensive loss	$(85,697,390)	$(4,533,720)	$(4,044,833)	$(3,637,537)	$(3,544,556)		$(101,458,036)

Net loss per share (basic and diluted) (Note 3)							$(2.71)
Weighted average number of shares outstanding (Note 3)							38,500,000

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
YEAR ENDED DECEMBER 31, 2015
(Unaudited)

			Pro Forma Adjustments
	Mammoth	Sturgeon			Mammoth
	Historical	(B)	Adjustments		Pro Forma
REVENUE
Services revenue	$172,012,405	$—	$—		$172,012,405
Services revenue - related parties	132,674,989	—	(122,131)	c, d	132,552,858
Product revenue	16,732,077	8,457,482	—		25,189,559
Product revenue - related parties	38,517,222	23,185,931	(23,521,183)	c, d	38,181,970
Total Revenue	359,936,693	31,643,413	(23,643,314)		367,936,792

COST AND EXPENSES
Services cost of revenue	225,820,450	—	123,818	c, f, g	225,944,268
Services cost of revenue - related parties	4,177,335	—	(2,798,502)	c, f, g	1,378,833
Product cost of revenue	25,838,555	21,525,593	—	c, f, g	47,364,148
Product cost of revenue - related parties	20,510,977	457,653	(20,968,630)	c, f, g	—
Selling, general and administrative	19,303,557	1,354,695	791,180	c, f, g	21,449,432
Selling, general and administrative - related parties	1,237,991	503,777	(791,180)	c, f, g	950,588
Depreciation and amortization	72,393,882	2,104,692	—		74,498,574
Impairment of long-lived assets	12,124,353	—	—		12,124,353
Total cost and expenses	381,407,100	25,946,410	(23,643,314)		383,710,196
Operating (loss) income	(21,470,407)	5,697,003	—		(15,773,404)

OTHER (EXPENSE) INCOME
Interest income	98,492	—	—		98,492
Interest expense	(5,290,821)	(173,726)	—		(5,464,547)
Other, net	(2,157,764)	(111,294)	—		(2,269,058)
Total other expense	(7,350,093)	(285,020)	—		(7,635,113)
(Loss) income before income taxes	(28,820,500)	5,411,983	—		(23,408,517)
Benefit for income taxes	(1,589,086)	—	—		(1,589,086)
Net (loss) income	$(27,231,414)	$5,411,983	$—		$(21,819,431)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	(4,814,819)	—	—		(4,814,819)
Comprehensive (loss) income	$(32,046,233)	$5,411,983	$—		$(26,634,250)

Net loss per share (basic and diluted) (Note 3)					$(0.59)
Weighted average number of shares outstanding (Note 3)					37,000,000

MAMMOTH ENERGY SERVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
YEAR ENDED DECEMBER 31, 2014
(Unaudited)

		September 13 to December 31,	Pro Forma Adjustments
	Mammoth	Sturgeon			Mammoth
	Historical	(B)	Adjustments		Pro Forma
REVENUE
Services revenue	$182,341,309	$—	$—		$182,341,309
Services revenue - related parties	30,834,421	—	—		30,834,421
Product revenue	36,859,731	14,301,656	—		51,161,387
Product revenue - related parties	9,490,543	3,910,574	(2,008,800)	c, d	11,392,317
Total Revenue	259,526,004	18,212,230	(2,008,800)		275,729,434

COST AND EXPENSES
Services cost of revenue	150,482,793	—	—		$150,482,793
Services cost of revenue - related parties	1,770,565	—	(1,029,974)	c, f	740,591
Product cost of revenue	35,525,596	9,360,221	—		44,885,817
Product cost of revenue - related parties	3,289,947	111,398	(978,826)	c, f	2,422,519
Selling, general and administrative	14,272,986	1,510,985	—		15,783,971
Selling, general and administrative - related parties	2,754,877	—	—		2,754,877
Depreciation and amortization	35,627,165	738,433	—		36,365,598
Impairment of long-lived assets	—	—	—		—
Total cost and expenses	243,723,929	11,721,037	(2,008,800)		253,436,166
Operating income	15,802,075	6,491,193	—		22,293,268

OTHER (EXPENSE) INCOME
Interest income	214,141	—	—		$214,141
Interest expense	(4,603,595)	—	—		(4,603,595)
Interest expense - related parties	(184,479)	—			(184,479)
Other, net	(5,724,496)	(2,668)	—		(5,727,164)
Total other expense	(10,298,429)	(2,668)	—		(10,301,097)
Income before income taxes	5,503,646	6,488,525	—		11,992,171
Provision for income taxes	7,514,194	—	—		$7,514,194
Net (loss) income	$(2,010,548)	$6,488,525	$—		$4,477,977

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	472,714	—	—		$472,714
Comprehensive (loss) income	$(1,537,834)	$6,488,525	$—		$4,950,691

Net earnings per share (basic and diluted) (Note 3)					$0.16
Weighted average number of shares outstanding (Note 3)					28,056,073

MAMMOTH ENERGY SERVICES, INC.
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1. Basis of presentation

The unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of the Company and the historical financial statements of the Targets. The unaudited pro forma condensed consolidated financial statements present the impact of the Transaction, which is described in the introduction to the unaudited pro forma condensed consolidated financial statements, on the Company's results of operations, and present the impact of the Transaction on the unaudited pro forma condensed consolidated financial position.

(A)	See Exhibits 99.1 and 99.2 to this Report.

(B)	See Exhibits 99.3 and 99.4 to this Report.

2. Pro forma adjustments

The following adjustments to the Company's historical financial statements have been made:

a.
Reflects the use of cash on-hand to pay off the long-term debt of the Targets and the immediate recognition of deferred loan costs associated with the long-term debt that will be retired and/or the revolving credit facility extinguished.

b.
Retirement of long-term debt (a.) would have triggered an immediate recognition of deferred loan costs associated with the long-term debt. 2017 incorporates the add-back of the amortization of loan fees that would have been written off in 2016.

c.	Adjustment column reflects both the revenue (cost) generated (incurred) for the Target and the Company. See d, f and g for breakouts between the Targets and the Company.

d.	Revenue and accounts receivable elimination activity incorporating the Transaction included the following:

		REVENUES				ACCOUNTS RECEIVABLE
		Three Months Ended,	Year Ended December 31,			At March 31,
		March 31, 2017	2016	2015	2014	2017
Sturgeon and Muskie	(i)	$7,554,380	$20,586,715	$20,510,977	$867,428	$4,056,830
Sturgeon and Pressure Pumping	(i)	—	4,256,830	2,642,693	1,029,974	—
Sturgeon and Barracuda	(i)	64,428	10,176	—	—	203,165
Sturgeon and SR Logistics	(i)	—	—	32,261	—	—
Sturgeon and Energy Services	(i)	—	—	—	—	—
		$7,618,808	$24,853,721	$23,185,931	$1,897,402	$4,259,995

Muskie and Sturgeon	(ii)	$35,732	$2,540,050	$335,252	$111,398	$20,193
Mammoth and Sturgeon	(ii)	—	—	—	—	629,492
Barracuda and Sturgeon	(ii)	170,914	452,378	122,131	—	58,227
		$206,646	$2,992,428	$457,383	$111,398	$707,912
Sturgeon pro forma adjustment, net		$7,825,454	$27,846,149	$23,643,314	$2,008,800	$4,967,907

Stingray Energy and SR Logistics	(iii)	$—	$7,246			$—
Stingray Energy, Cementing and Mammoth	(iii)	—	—			—
Stingray Energy and Pressure Pumping	(iii)	222,382	672,431			400,673
Stingray Energy and Silverback	(iii)	—	27,178			—
Stingray Energy and Barracuda	(iii)	14,983	13,701			7,785
		$237,365	$720,556			$408,458

MRI and Stingray Cementing	(ii)	$4,790	$820			$5,610
Coil Tubing and Stingray Energy	(ii)	29,250	18,600			47,850
Pressure Pumping and Stingray Cementing	(ii)	9,970	7,364			26,593
Silverback and Stingray Energy	(ii)	196	11,356			69,970
Mammoth and Stingray Energy	(ii)	—	—			1,656,001
Mammoth and Cementing	(ii)	—	—			59,653
		$44,206	$38,140			$1,865,677
Stingray pro forma adjustment, net		$281,571	$758,696			$2,274,135

(i)	See Exhibit 99.3 and 99.4 to this Report.

(ii)	See Note 12 of Part 1 in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 15, 2017.

(iii)	See Exhibit 99.1 and 99.2 to this Report.

MAMMOTH ENERGY SERVICES, INC.
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

e.
The Stingray Acquisition qualifies as a business combination for accounting purposes and, as such, the Company has estimated the fair value of the acquired properties. The fair value of the consideration transferred at the closing date of the Stingray Acquisition is allocated in the following preliminary purchase price allocation:

Total consideration transferred ($18.50 per share, 1,392,548 shares)	$25,762,138

Estimated Book Value at March 31, 2017:	$11,481,101
Fair value adjustments to:
Fixed Assets	6,597,144
Goodwill	10,168,738
Intangibles	1,960,000
Deferred tax liability	(4,444,845)
Total estimated fair value	$25,762,138

f.	Expense and accounts payable elimination activity incorporating Sturgeon included the following:

		COST OF REVENUE				ACCOUNTS PAYABLE
		Three Months Ended,	Year Ended December 31,			At March 31,
		March 31, 2017	2016	2015	2014	2017
Sturgeon and Barracuda	(i)	$170,914	$452,558	$122,131	$—	$58,227
Sturgeon and Mammoth	(i,ii)	—	35,856	—	—	629,492
Sturgeon and Muskie	(i)	35,732	2,540,050	335,522	111,398	20,193
Sturgeon and Pressure Pumping	(i,ii)	—	192,035	—	—	—
Sturgeon and Stingray Energy	(i,ii)	—	150	—	—	—
		$206,646	$3,220,649	$457,653	$111,398	$707,912

Pressure Pumping and Sturgeon	(iii)	$—	$4,256,832	$2,685,202	$1,029,974	$—
Muskie and Sturgeon	(iii)	7,554,380	20,586,715	20,510,977	867,428	4,056,830
Barracuda and Sturgeon	(ii, iii)	64,428	255,029	81,039	—	203,165
Stingray Entities and Sturgeon	(iii)	—	—	32,261	—	—
		$7,618,808	$25,098,576	$23,309,479	$1,897,402	$4,259,995
Sturgeon pro forma adjustment, net		$7,825,454	$28,319,225	$23,767,132	$2,008,800

		SELLING, GENERAL AND ADMINSTRATIVE
Sturgeon and Mammoth	(i,ii)	$270,090	$405,552	$401,859	$—	$—
Sturgeon and Muskie	(i,ii)	—	51,483	19,344	—	—
Sturgeon and Pressure Pumping	(i,ii)	—	44,901	82,574	—	—
Sturgeon and Energy Services	(i,ii)	—	10,364	—	—	—
		$270,090	$512,300	$503,777	$—	$—

Mammoth and Sturgeon	(ii, iii)	$62,550	$160,622	$287,403	$—	$—
Sturgeon pro forma adjustment, net		$332,640	$672,922	$791,180	$—	$—
Sturgeon pro forma adjustment, net						$4,967,907

(i)	See Exhibit 99.3 and 99.4 to this Report..

(ii)	Predominantly cost reimbursement that is not reflected as revenue recognition in the offsetting party

(iii)	See Note 12 of Part 1 in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 15, 2017.

MAMMOTH ENERGY SERVICES, INC.
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

g.	Expense and accounts payable elimination activity incorporating Stingray included the following:

		COST OF REVENUE		ACCOUNTS PAYABLE
		Three Months Ended,	Year Ended	At March 31,
		March 31, 2017	December 31, 2016	2017
Stingray Energy and Mammoth	(i,ii)	$29,446	$367,353	$—
Stingray Cementing and Mammoth	(i,ii)	14,760	140,542	—
		$44,206	$507,895	$—

Barracuda and Stingray Energy	(iii)	$14,983	$30,722	$—
Stingray Entities and Stingray Energy	(iii)	222,382	679,550	408,458
Silverback and Stingray Energy	(iii)	—	13,701	—
		$237,365	$723,973	$408,458
Stingray Energy pro forma adjustment, net		$281,571	$1,231,868

		SELLING, GENERAL AND ADMINSTRATIVE
Stingray Energy and Mammoth	(i,ii)	$178,208	$536,805	$1,773,821
Stingray Cementing and Mammoth	(i,ii)	73,012	185,300	91,856
		$251,220	$722,105	$1,865,677
Stingray Energy pro forma adjustment, net		$251,220	$722,105	$1,865,677
Stingray Energy pro forma adjustment, net				$2,274,135

(i)	See Exhibit 99.1 and 99.2 to this Report.

(ii)	Predominantly cost reimbursement that is not reflected as revenue recognition in the offsetting party

(iii)	See Note 12 of Part 1 in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 15, 2017.

h.
Prior to the Company's initial public offering ("IPO") in October 2016, its predecessor was a partnership and not subject to federal income taxes with the exception of its foreign subsidiary. In connection with the IPO, the Company became subject to federal income taxes. The statement of operations for the year ended December 31, 2016 incorporates one-time associated with incorporating the Targets as entities being subject to federal income taxes.

i.
Issuance as consideration for the Targets of 7,000,000 shares of common stock (valued at $129.5 million based on the closing share price of $18.50 on June 5, 2017) and $6.4 million of assumed debt. Subsequent to the IPO we have assumed that the long-term debt of Stingray would be paid off and the revolving credit facility of Sturgeon would be extinguished.

3. Pro forma net income (loss) per common share

Pro forma net income (loss) per common share is determined by dividing the pro forma net income (loss) that would have been allocated to the common stockholders by the number of shares of common stock outstanding. In the Company's audited financial statements, the reported weighted average shares outstanding for the three months ended March 31, 2017 was 37,500,000 and for the years ended December 31, 2016, 2015 and 2014 were 31,500,000, 30,000,000 and 21,056,073, respectively. For purposes of this pro forma calculation, the Company assumed that shares of common stock outstanding were 44,750,000 for the three months ended March 31, 2017 and 38,500,000, 37,000,000 and 28,056,073 for the years ended December 31, 2016, 2015 and 2014.